                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-02201
                                                    -----------

                        1838 Bond-Debenture Trading Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 113 King Street
                                Armonk, NY 10504
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Clifford D. Corso
                                 113 King Street
                                Armonk, NY 10504
                     ---------------------------------------
                     (Name and address of agent for service)

                          Copies to: Thomas E. Stabile
                                     113 King Street
                                     Armonk, NY 10504

        registrant's telephone number, including area code: 914-273-4545
                                                           --------------

                        Date of fiscal year end: March 31
                                                ----------

                  Date of reporting period: September 30, 2005
                                           --------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                                               October 31, 2005

TO THE SHAREHOLDER:

For the quarter ended September 30, 2005, the Fund had a Net Asset Value of $20.46 per share. This represents a 3.1% decrease from $21.11 per share at June 30, 2005. On September 30, 2005, the Fund's closing price on the New York Stock Exchange was $18.49 per share, representing a 9.63% discount to Net Asset Value per share, slightly improved from the 9.99% discount as of June 30, 2005.

The table below compares the performance of the Fund to the average of 11 other closed-end bond funds with which we have historically compared the Fund:

   TOTAL RETURN-PERCENTAGE CHANGE (ANNUALIZED FOR PERIODS LONGER THAN 1 YEAR)
        IN NET ASSET VALUE PER SHARE WITH ALL DISTRIBUTIONS REINVESTED(1)

-------------------------------------------------------------------------------------------------------
                                       QUARTER TO   1 YEAR TO    2 YEARS TO    5 YEARS TO   10 YEARS TO
                                        9/30/05      9/30/05       9/30/05      9/30/05       9/30/05
-------------------------------------------------------------------------------------------------------
1838 Bond Fund (2)                       -1.73         3.42%        2.34%         6.92%         6.45%
Average of 11 Other
  Closed-End Bond Funds (2)              -0.77%        3.61%        4.83%         7.20%         6.80%
Salomon Bros. Bond Index (3)             -3.16%        7.16%        6.65%        10.31%         8.11%

(1) - This is historical information and should not be construed as indicative of any likely future performance
(2) - Source: Lipper Inc.
(3) - Comprised of long-term AAA and AA corporate bonds

The Fund's performance for the historical periods was impacted by the 4.5% dilution of Net Asset Value resulting from the rights offering during the December 2003 quarter. The returns for the quarter ended September 30, 2005 were negative, driven primarily by the sell off in interest rates. The ten-year treasury for instance sold off sharply from 3.91% on June 30, 2005 to 4.32% on September 30, 2005, well above the cyclical low yield of 3.11% on June 13, 2003. The yield ranged between 3.9% and 4.4% during the quarter as uncertain and often contradictory economic data as well as Hurricanes Katrina and Rita caused frequent shifts in investor sentiment. The relatively longer duration of the Fund, thus had a negative impact on the Net Asset Value of the Fund. This was a reversal of the benefit the Fund enjoyed from the longer duration in the June quarter when interest rates had rallied. The Fund had an expense ratio of 0.96% (annualized) of net assets for the six months ended September 30, 2005, an improvement from 1.00% (annualized) for the quarter ended June 30, 2005. The improvement in the expense ratio was driven by the reduction in the management fee.

Oil prices continued to move higher during the quarter to a new record over $69 per barrel following production disruptions as a result of Hurricane Katrina and continued strong demand. Oil prices have steadily increased over the last twelve months from the lows of $40 per barrel in December 2004. Employment growth in the US continued to strengthen and for the last twelve months approximately 2.9 million new jobs were added. The unemployment rate was at a low 5.1% for September 2005. Most of the job growth continued to be concentrated in the service area with only modest manufacturing job growth.

The Federal Reserve Board raised the Fed Funds rate twice again this quarter, ending at 3.75%, continuing its measured pace of rate increases. From a historical perspective, the 3.75% rate remains accommodative and analysts expect further increases during the balance of 2005 given the expectations for further gross domestic product growth as well as growing inflation concerns from persistently high oil and natural gas prices. Fiscal policy continues to exert upward pressure on interest rates as the Federal budget appears to be in a deficit position for the foreseeable future despite a lower deficit in fiscal 2005 compared to 2004 given the funding requirements for rebuilding the Gulf Coast, the new Medicare drug benefit program and the continuing war in Iraq.

The Fund's performance will continue to be subject to the impact of trends in longer term interest rates as was the case in the September quarter. The Fund's performance also remains sensitive to trends in relative yield spreads on corporate bonds due to the concentration in corporate bonds. Our strategy to incrementally reduce the duration of the portfolio contributed towards lessening the impact on the Fund's Net Asset Value from higher interest rates. The Fund's duration is 7.42 years as of September 30, 2005, and we are continuing to prudently reduce the duration of the Fund while balancing the income objectives of the Fund. Corporate spreads have widened from their historically tight levels while spreads in the automotive sector have been very volatile following the Chapter 11 bankruptcy filing of Delphi, the largest US auto parts manufacturer, in October and General Motors' and Ford's continued losses in the 2005 third quarter and the difficult outlook for the balance of the year.

The pie chart below summarizes the portfolio quality of the Fund's long-term invested assets as of September 30, 2005:


         PERCENT OF TOTAL INVESTMENT (LOWER OF S&P AND MOODY'S RATINGS)

                                [GRAPHIC OMITTED]

                                               U.S. Treasuries
                                                  Agencies &
 BBB       BB      B & Lower      Not Rated        AAA Rated       AA       A
--------------------------------------------------------------------------------
24.82%   13.40%     4.45%          0.13%            22.36%        3.97%   30.87%



Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings.

On September 28, 2005 the Board of Directors declared a dividend payment of $0.2875 per share payable November 1, 2005 to shareholders of record on October 7, 2005. The dividend was unchanged from the prior quarter.

We are pleased to report that on October 31st at the Annual Meeting of Shareholders, the shareholders voted in favor of appointing MBIA Capital Management as the investment advisor to the Fund. We look forward to continuing to work with the Board of Directors and the Shareholders in the future.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of Net Asset Value or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact Computershare, the Fund's Transfer Agent and Dividend Paying Agent, at 781-575-2723. The Fund's investment adviser, MBIA Capital Management Corp., may be reached at 914-765-3272.

                                     Sincerely,



                                     /s/ Clifford D. Corso
                                     ----------------------
                                     Clifford D. Corso
                                     President

SCHEDULE OF INVESTMENTS (UNAUDITED)                          SEPTEMBER 30, 2005

                                                             MOODY'S/
                                                            STANDARD &
                                                             POOR'S         PRINCIPAL     AMORTIZED COST       VALUE
                                                             RATING*      AMOUNT (000'S)     (NOTE 1)         (NOTE 1)
                                                            -----------   --------------  --------------   --------------
LONG TERM DEBT SECURITIES (96.36%)

AUTOMOBILES & RELATED (7.94%)
Auburn Hills Trust, Gtd. Ctfs., 12.375%, 05/01/20.........     A3/BBB       $1,000        $ 1,000,000      $ 1,509,079
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30................     Ba1/BB+       1,000          1,108,224          882,500
Ford Motor Co., Debs., 8.90%, 01/15/32....................     Ba1/BB+       1,560          1,544,553        1,314,300
Ford Motor Credit Co., 7.00%, 10/01/13....................    Baa3/BB+       2,000          2,053,875        1,854,714
General Motors Acceptance Corp., Notes, 6.125%, 09/15/06..     Ba1/BB        1,000            996,890        1,003,176
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11...     Ba1/BB        1,000          1,006,780          929,885
Meritor Automotive, Notes, 6.80%, 02/15/09................     Ba2/BB          500            510,959          477,500
                                                                                          -----------      -----------
                                                                                            8,221,281        7,971,154
                                                                                          -----------      -----------
ELECTRIC UTILITIES (5.39%)
Dominion Resources, Inc., Sr. Notes, 6.75%, 12/15/32......    Baa1/BBB+      1,000            997,690        1,097,119
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26.................      A1/A+        1,550          1,485,808        2,164,586
Midamerican Funding LLC, 6.927%, 03/01/29.................    Baa1/BBB+        500            500,000          569,939
NSTAR, Notes, 8.00%, 02/15/10.............................      A2/A-          500            498,977          560,281
Old Dominion Electric Corp., 6.25%, 06/01/11..............     Aaa/AAA         500            500,401          535,839
PSEG Power, Notes, 5.00%, 04/01/14........................    Baa1/BBB         500            499,455          486,256
                                                                                          -----------      -----------
                                                                                            4,482,331        5,414,020
                                                                                          -----------      -----------
FINANCIAL (20.11%)
AIG Sunamer Global Finance VI, 6.30%, 05/10/11, 144A......     Aa2/AA+       1,000          1,089,407        1,070,278
Bank of America, Sub. Notes, 7.40%, 01/15/11..............     Aa3/A+        1,000          1,045,002        1,116,763
BB&T Corp., Sub. Notes, 6.50%, 08/01/11...................      A1/A-          500            498,308          540,531
Citicorp Capital II, Gtd., 8.015%, 02/15/27...............      Aa2/A        2,000          2,010,921        2,156,440
Credit Suisse FB USA, Inc., Notes, 4.875%, 08/15/10.......     Aa3/A+          500            499,961          500,354
General Electric Capital Corp., Notes, 6.125%, 02/22/11...     Aaa/AAA       1,000          1,067,220        1,060,580
General Electric Capital Corp., Notes, 6.75%, 03/15/32....     Aaa/AAA       1,500          1,547,670        1,764,342
Goldman Sachs Group, Inc., Gtd., 6.345%, 02/15/34.........      A1/A-        1,500          1,509,781        1,562,893
Household Finance Corp., Notes, 6.75%, 05/15/11...........      A1/A         1,500          1,499,977        1,631,430
HSBC America Capital II, Gtd., 8.38%, 05/15/27, 144A......      A1/A         2,500          2,564,458        2,718,298
i Star Financial, 6.00%, 12/15/10.........................    Baa3/BBB-        500            514,214          513,248
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12....     Aaa/AA+         500            499,066          548,590
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11**.......      WR/NR        1,500          1,564,603        1,747,500
Residential Capital Corp., 6.375% 06/30/10, 144A..........    Baa3/BBB-      1,000            997,201        1,013,079
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11..............      A2/A-          500            489,033          554,403
UBS PFD Funding Trust I, Gtd., 8.622%, 10/29/49...........     A1/AA-        1,000          1,007,814        1,158,464
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12..............      A2/A           500            498,153          527,771
                                                                                          -----------      -----------
                                                                                           18,902,789       20,184,964
                                                                                          -----------      -----------
INDUSTRIAL, MATERIALS & MISC. (19.79%)
Abitibi-Consolidated, Inc., Debs., 8.85%, 08/01/30........     Ba3/BB-       2,000          2,000,001        1,800,000
Case New Holland, Inc., Sr. Notes, 6.00%, 06/01/09, 144A..     Ba3/BB-         500            497,867          480,000
Cendant Corp., Sr. Notes, 7.375%, 01/15/13................    Baa1/BBB+        500            558,791          546,626
Centex Corp., Notes, 5.45%, 08/15/12......................    Baa2/BBB         500            499,720          494,204
Darden Restaurants, Inc., Debs., 7.125%, 02/01/16.........    Baa1/BBB+        500            442,762          564,135
EOP Operating LP, Sr. Notes, 7.25%, 02/15/18..............    Baa2/BBB+      1,000            993,912        1,141,311
Harcourt General, Inc., Sr. Debs., 8.875%, 06/01/22.......      WR/A-        2,000          2,132,566        2,645,778
Host Marriott LP, Sr. Notes, 7.00%, 08/15/12..............     Ba3/B+          500            525,536          506,875
IMC Global, Debs., 6.875%, 07/15/07.......................      B1/B+          500            517,389          508,125
Liberty Property Trust, Sr. Notes, 7.50%, 01/15/18........    Baa2/BBB       1,000            999,351        1,167,315
MGM Mirage, Co Gty, 6.00%, 10/01/09.......................     Ba2/BB          500            498,924          493,750
Mohegan Tribal Gaming Authority, Sr. Notes, 6.375%,
   07/15/09...............................................     Ba3/B+          500            514,417          500,000
Monsanto Co. (Pharmacia Corp), 6.50%, 12/01/18............     Aaa/AAA         500            579,337          569,030
Nationwide Health Properties, Notes, 6.00%, 05/20/15......    Baa3/BBB-        500            499,462          500,452
Quebecor World, Inc., Gtd., 6.125%, 11/15/13..............     Ba2/BB+       1,500          1,509,987        1,399,643
Royal Caribbean Cruises, Sr. Notes, 6.75%, 03/15/08.......     Ba1/BB+       1,000            941,921        1,031,250
Smurfit Capital Funding, Debs., 7.50%, 11/20/25...........     B1/BB-        2,000          1,992,133        1,820,000
Starwood Hotels & Resorts, Gtd., 7.875%, 05/01/12.........     Ba1/BB+       1,000            996,506        1,090,000
Tyco International Group SA, Gtd., 6.875%, 01/15/29.......    Baa3/BBB+        750            658,607          860,605
Union Camp Corp., Debs., 9.25%, 02/01/11..................    Baa2/BBB       1,500          1,493,975        1,754,526
                                                                                          -----------      -----------
                                                                                           18,853,164       19,873,625
                                                                                          -----------      -----------

SCHEDULE OF INVESTMENTS (UNAUDITED)--CONTINUED               SEPTEMBER 30, 2005

                                                             MOODY'S/
                                                            STANDARD &
                                                             POOR'S         PRINCIPAL     AMORTIZED COST       VALUE
                                                             RATING*      AMOUNT (000'S)     (NOTE 1)         (NOTE 1)
                                                            -----------   --------------  --------------   --------------
OIL & GAS (8.13%)
Apache Corp., Notes, 7.70%, 03/15/26......................      A3/A-     $      500      $   522,682      $    638,365
ChevronTexaco, Debs., 7.50%, 03/01/43.....................     Aa3/AA          2,000        1,978,977         2,322,338
ConocoPhillips, 5.90%, 10/15/32...........................      A3/A-          1,000        1,023,459         1,082,626
Transocean, Inc., Notes, 7.50%, 04/15/31..................     Baa1/A-           500          497,881           630,618
Western Atlas, Inc., Debs., 8.55%, 06/15/24...............      A2/A-          2,539        2,636,903         3,491,323
                                                                                          -----------      ------------
                                                                                            6,659,902         8,165,270
                                                                                          -----------      ------------
TELECOMMUNICATIONS & MULTIMEDIA (18.72%)
Comcast Corp., Gtd., 7.05%, 03/15/33......................    Baa2/BBB+        2,000        2,191,369         2,225,898
CSC Holdings, Sr. Notes, 7.25%, 07/15/08..................     B1/BB-            500          527,497           501,875
Deutsche Telekom International, Gtd., 8.75%, 06/15/30.....      A3/A-          2,000        2,504,444         2,582,038
Dex Media West LLC, Sr. Notes, 8.50%, 08/15/10............      B1/B             500          537,488           528,750
Echostar DBS Corp., Sr. Notes, 5.75%, 10/01/08............     Ba3/BB-           500          497,319           493,125
GTE Corp., Deb., 6.94%, 04/15/28..........................      A3/A+          2,000        2,107,981         2,186,308
News America Holdings, Inc., Gtd., 7.90%, 12/01/95........    Baa3/BBB         1,400        1,298,898         1,620,977
SBC Communications, Inc., Notes, 5.875%, 08/15/12.........      A2/A             500          494,324           523,397
Sprint Capital Corp., 6.90%, 05/01/19.....................     Baa2/A-         1,750        1,760,609         1,959,202
Time Warner, Inc., Debs., 9.15%, 02/01/23.................    Baa1/BBB+        3,000        3,137,719         3,874,773
Verizon Global Funding Corp., Notes, 7.75%, 12/01/30......      A2/A+          1,646        1,674,931         2,005,286
Viacom, Inc., Sr. Debs., 7.875%, 07/30/30.................    Baa3/BBB+          250          246,407           292,383
                                                                                          -----------      ------------
                                                                                           16,978,986        18,794,012
                                                                                          -----------      ------------
MORTGAGE BACKED SECURITIES (8.80%)
FHLMC Pool #A15675, 6.00%, 11/01/33.......................     Aaa/AAA         1,524        1,574,804         1,550,898
FNMA Pool #B11892, 4.50%, 01/01/19........................     Aaa/AAA         2,023        2,041,471         1,984,392
FNMA Pool #763852, 5.50%, 02/01/34........................     Aaa/AAA         3,143        3,212,331         3,143,270
FNMA Pool #754791, 6.50%, 12/01/33........................     Aaa/AAA         1,956        2,049,196         2,013,521
GNSF Pool #417239 7.00%, 02/15/26.........................     Aaa/AAA            92           92,959            96,998
GNSF Pool #780374 7.50%, 12/15/23.........................     Aaa/AAA            42           41,650            44,803
                                                                                          -----------      ------------

                                                                                            9,012,411         8,833,882
                                                                                          -----------      ------------

U.S. GOVERNMENT & AGENCIES (7.48%)
U.S. Treasury Bonds, 7.875%, 02/15/21.....................     Aaa/AAA         3,900        4,023,293         5,304,913
U.S. Treasury Bonds, 8.125%, 08/15/21.....................     Aaa/AAA         1,000        1,013,121         1,394,609
U.S. Treasury Bonds, 6.25%, 05/15/30......................     Aaa/AAA           650          723,962           807,092
                                                                                          -----------      ------------
                                                                                            5,760,376         7,506,614
                                                                                          -----------      ------------

TOTAL LONG TERM DEBT SECURITIES...........................                                 88,871,240        96,743,541
                                                                                          -----------      ------------
                                                                            SHARES
INVESTMENT COMPANIES (2.14%)                                                ------
Evergreen Select Money Market Fund - I Shares.............                     2,014        2,013,745         2,013,745
High Yield Plus Fund......................................                        33          223,876           130,332
                                                                                          -----------      ------------
                                                                                            2,237,621         2,144,077
                                                                                          -----------      ------------
TOTAL INVESTMENTS (98.50%)................................                                $91,108,861        98,887,618
                                                                                          ===========
OTHER ASSETS AND LIABILITIES (1.50%)......................                                                    1,505,887
                                                                                                           ------------
NET ASSETS (100.00%)......................................                                                 $100,393,505
                                                                                                           ============

*  Ratings for debt securities are unaudited.
** Security was valued using fair value procedures as of September 30, 2005
   (See Note 1).
144A-- Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 5.26% of net assets.

Legend
------
Ctfs. - Certificates
Debs. - Debentures
GNSF - Government National Mortgage Association (Single Family)
Gtd. - Guaranteed
FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association
NR - Not Rated
Sr. - Senior
Sub. - Subordinated
WR - Withdrawn Rating

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
SEPTEMBER 30, 2005

Assets:
   Investment in securities, at value (amortized cost
     $91,108,861) (Note 1).......................................   $ 98,887,618
   Interest receivable ..........................................      1,565,652
   Dividends receivable .........................................          9,006
                                                                    ------------
     TOTAL ASSETS ...............................................    100,462,276
                                                                    ------------
Liabilities:
   Accrued expenses payable .....................................         68,771
                                                                    ------------
     TOTAL LIABILITIES ..........................................         68,771
                                                                    ------------
Net assets: (equivalent to $20.46 per share based on 4,907,678
  shares of capital stock outstanding)...........................   $100,393,505
                                                                    ------------
NET ASSETS consisted of:
   Par value ....................................................   $  4,907,678
   Capital paid-in ..............................................     91,982,851
   Accumulated net investment loss ..............................       (782,864)
   Accumulated net realized loss on investments .................     (3,492,917)
   Net unrealized appreciation on investments ...................      7,778,757
                                                                    ------------
                                                                    $100,393,505
                                                                    ============


STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2005

Investment Income:
   Interest..........................................                 $3,188,176
   Dividends.........................................                      6,333
                                                                      ----------
     Total Investment Income ........................                  3,194,509
                                                                      ----------
Expenses:
   Investment advisory fees (Note 4).................    $  263,361
   Transfer agent fees...............................        29,165
   Directors' fees...................................        75,806
   NYSE fee..........................................        12,500
   Audit fees........................................         9,664
   Legal fees and expenses...........................        48,698
   Reports to shareholders...........................         9,767
   Custodian fees....................................         2,315
   Insurance.........................................        23,557
   Miscellaneous.....................................        15,728
                                                         ----------
     Total Expenses .................................                    490,561
                                                                      ----------
       Net Investment Income.........................                  2,703,948
                                                                      ----------
Realized and unrealized gain on investments (Note 1):
   Net realized gain from security transactions......                    133,866
                                                                      ----------
   Unrealized appreciation of investments:
    Beginning of the period .........................     8,582,251
    End of the period ...............................     7,778,757
                                                         ----------
     Change in unrealized appreciation of
        investments..................................                   (803,494)
                                                                      ----------
       Net realized and unrealized gain on
          investments................................                   (669,628)
                                                                      ----------
Net increase in net assets resulting from operations                  $2,034,320
                                                                      ==========

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                 SIX MONTHS
                                                   ENDED
                                             SEPTEMBER 30, 2005      YEAR ENDED
                                                (UNAUDITED)       MARCH 31, 2005
                                             ------------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income.................       $  2,703,948       $  5,486,432
   Net realized gain from security
     transactions (Note 2)...............            133,866             22,587
   Change in unrealized appreciation of
     investments.........................           (803,494)        (2,818,639)
                                                ------------       ------------
     Net increase in net assets
       resulting from operations.........          2,034,320          2,690,380
                                                ------------       ------------
Distributions:
   Dividends to shareholders from net
     investment income...................         (2,821,915)        (5,588,396)
   Distributions to shareholders from
     return of capital...................                 --           (546,202)
                                                ------------       ------------
     Total distributions to shareholders          (2,821,915)        (6,134,598)
                                                ------------       ------------
Capital Share Transactions:
   Dealer manager fee charged to paid-in
     capital in excess of par............                 --             (2,248)
                                                ------------       ------------
     Net proceeds from common share
       offering..........................                 --             (2,248)
                                                ------------       ------------
   Increase (decrease) in net assets.....           (787,595)        (3,446,466)
Net Assets:
   Beginning of period...................        101,181,100        104,627,566
                                                ------------       ------------
   End of period.........................       $100,393,505       $101,181,100
                                                ============       ============


   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                                              SIX MONTHS
                                                                 ENDED                         YEAR ENDED MARCH 31,
                                                          SEPTEMBER 30, 2005    ---------------------------------------------------
                                                              (UNAUDITED)         2005       2004        2003      2002       2001
                                                          ------------------    --------   --------    -------    -------   -------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period ..................        $  20.62         $  21.32   $  21.50    $ 20.13    $ 20.95   $ 20.39
                                                               --------         --------   --------    -------    -------   -------
 Net investment income(1) .............................            0.56             1.14       1.29       1.31       1.24      1.45
 Net realized and unrealized gain (loss) on
   investments(1)......................................           (0.14)           (0.59)      0.83       1.45      (0.62)     0.56
                                                               --------         --------   --------    -------    -------   -------
Total from investment operations ......................            0.42             0.55       2.12       2.76       0.62      2.01
                                                               --------         --------   --------    -------    -------   -------
Capital share transaction:
 Dilution of the net asset value from rights
   offering (Note 6)...................................              --               --      (0.97)        --         --        --
                                                               --------         --------   --------    -------    -------   -------
Less distributions:
 Dividends from net investment income .................           (0.58)           (1.14)     (1.27)     (1.34)     (1.43)    (1.45)
 Distributions from tax return of capital .............              --            (0.11)     (0.06)     (0.05)     (0.01)       --
                                                               --------         --------   --------    -------    -------   -------
Total distributions ...................................           (0.58)           (1.25)     (1.33)     (1.39)     (1.44)    (1.45)
                                                               --------         --------   --------    -------    -------   -------
Net asset value, end of period ........................        $  20.46         $  20.62   $  21.32    $ 21.50    $ 20.13   $ 20.95
                                                               ========         ========   ========    =======    =======   =======
Per share market price, end of period .................        $  18.49         $  18.26   $  19.51    $ 20.65    $ 19.34   $ 19.27
                                                               ========         ========   ========    =======    =======   =======
TOTAL INVESTMENT RETURN(2)
 Based on market value ................................           4.45%            0.22%      1.13%     14.55%      7.96%    23.91%
                                                               --------         --------   --------    -------    -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ..................        $100,394         $101,181   $104,628    $78,973    $73,955   $76,970
Ratio of expenses to average net assets ...............           0.96%*           0.89%      0.86%      0.91%      0.86%     0.91%
Ratio of net investment income to average net
   assets(1)...........................................           5.32%*           5.43%      5.57%      6.39%      6.73%     7.20%
Portfolio turnover rate ...............................           9.99%            6.78%     11.99%     12.27%     10.87%    12.39%
Number of shares outstanding at the end of the
   period (in 000's)...................................           4,908            4,908      4,908      3,673      3,673     3,673

---------------
* Annualized

(1) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended March 31, 2002 for all securities was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.11%. Per share ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(2) Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.


   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES -- The 1838 Bond-Debenture Trading Fund (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. SECURITY VALUATION -- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At September 30, 2005, Penn Central Corp. was valued using fair value procedures.

B. DETERMINATION OF GAINS OR LOSSES ON SALE OF SECURITIES -- Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. OTHER -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES -- Distributions of net investment income will be made quarterly. Distributions of net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. Distribution during the fiscal years ended March 31, 2005 and 2004 were characterized as follows for tax purposes:

                           ORDINARY INCOME    RETURN OF CAPITAL    CAPITAL GAIN   TOTAL DISTRIBUTION
                           ---------------    -----------------    ------------   ------------------
         FY 2005              $5,588,396           $546,202           $   --          $6,134,598
         FY 2004              $4,981,455           $298,918           $   --          $5,280,373


     At March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                        ACCUMULATED      CAPITAL LOSS    *POST-OCTOBER   NET UNREALIZED
           TOTAL      ORDINARY INCOME    CARRYFORWARD        LOSS         APPRECIATION
         ----------   ---------------    ------------    -------------   --------------
         $4,290,571       $    --         $(3,545,589)     $(81,194)       $7,917,354
         ==========       =======         ===========      ========        ==========

---------------
* Temporary differences include book amortization and deferral of post-October losses which will be recognized for the tax year ending March 31, 2006.

     As of March 31, 2005, the capital loss carryovers available to offset possible future capital gains were as follows:


                             AMOUNT               EXPIRATION DATE
                            --------              ---------------
                           $1,177,798               3/31/2009
                              974,596               3/31/2010
                            1,393,195               3/31/2011


     At March 31, 2005, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:


                  AGGREGATE        NET UNREALIZED    GROSS UNREALIZED   GROSS UNREALIZED
                  TAX COST          APPRECIATION       APPRECIATION       DEPRECIATION
                 -----------       --------------    ----------------   ----------------
                 $91,646,212         $7,917,354         $9,370,814        $(1,453,460)

     The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for amortization of market premium and accretion of market discount.

F. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 -- PORTFOLIO TRANSACTIONS -- The following is a summary of the security transactions, other than short-term investments, for the six-month period ended September 30, 2005:

                                                                COST OF        PROCEEDS FROM SALES
                                                               PURCHASES          OR MATURITIES
                                                              ----------       -------------------
               U.S. Government Securities                     $       --        $        --
               Other Investment Securities                     9,862,827         10,859,006

NOTE 3 -- CAPITAL STOCK -- At September 30, 2005, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 4,907,678 shares issued and outstanding.

NOTE 4 -- INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATED PERSONS -- MBIA Capital Management Corp. ("MBIA-CMC") currently serves as investment adviser to the Fund. During the period June 2, 2005 to October 31, 2005, MBIA-CMC provided advisory services under an interim investment advisory agreement (the "Interim Agreement"). The shareholders of the Fund approved a new investment advisory agreement between the Fund and MBIA-CMC at the annual meeting of shareholders held on October 31, 2005 (the "New Agreement"). Under both the Interim Agreement and New Agreement, MBIA-CMC is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund's month end net assets and 0.40% on the Fund's month-end net assets in excess of $100 million.

MBIA Municipal Investors Services Corporation provides accounting services to the Fund and is compensated for these services by the Advisor. PFPC, Inc provides accounting and administrative services to the Fund effective August 17, 2005 and is compensated for these services by the Advisor.

Certain officers of the Fund are also directors, officers and/or employees of the Advisor. None of the Fund's officers receive compensation from the Fund.

NOTE 5 -- DIVIDEND AND DISTRIBUTION REINVESTMENT -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six-month period ended September 30, 2005, the Fund issued no shares under this Plan.

NOTE 6 -- RIGHTS OFFERING -- On December 3, 2003 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund's prospectus an additional 1,234,420 shares were issued at a subscription price of $18.77 per share, making the gross proceeds raised by the offering $23,170,063, before offering-related expenses. Dealer/managers fees of $868,877 and offering costs of approximately $417,993 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $21,883,193. The dilution impact of the offering was $0.97 per share or 4.49% of the $21.58 net asset value per share on December 3, 2003, the expiration and pricing date of the offering.

SHAREHOLDER INFORMATION (UNAUDITED)


HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Advisor's proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling (800) 765-6242 or on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC's website at http://www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

Each Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

DIVIDEND REINVESTMENT PLAN

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Computershare acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Computershare, P.O. Box 43069, Providence, RI 02940-3069.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within MBIA and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site-www.MBIA.com.

                          MBIA CAPITAL MANAGEMENT CORP.

NOTICE

The Fund's Audit Committee adopted an audit committed charter on September 10, 2003. A copy of the audit committee charter was included as Appendix A to the Fund's proxy statement filed with the U.S. Securities and Exchange Commission in May, 2004, which is available on the SEC website: www.sec.gov. A copy of the Fund's audit committee charter is also available to shareholders, free of charge, upon request by calling the Fund at800-232-1838.


================================================================================
             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                   Contact Your Transfer Agent, Computershare,
        P.O. Box 43069, Providence, RI 02940-3069, or call 781-575-2723
================================================================================

                                D I R E C T O R S
                           --------------------------
                                W. THACHER BROWN
                               JOHN GILRAY CHRISTY
                                 MORRIS LLOYD, JR.
                                J. LAWRENCE SHANE

                                 O F F I C E R S
                           --------------------------
                                CLIFFORD D. CORSO
                                    President
                                 MARC D. MORRIS
                                    Treasurer
                                LEONARD CHUBINSKY
                                    Secretary
                                   RICHARD WALZ
                             Chief Compliance Officer
                                                                                            1838
                       I N V E S T M E N T   A D V I S O R
                           --------------------------                            BOND--DEBENTURE TRADING FUND
                         MBIA CAPITAL MANAGEMENT CORP.                            --------------------------
                                 113 KING STREET                                 2701 RENAISSANCE BOULEVARD
                                ARMONK, NY 10504                                         FOURTH FLOOR
                                                                                  KING OF PRUSSIA, PA 19406
                                C U S T O D I A N
                           --------------------------                                      [LOGO]
                             WACHOVIA NATIONAL BANK
                               123 S. BROAD STREET                                   SEMI-ANNUAL REPORT
                             PHILADELPHIA, PA 19109
                                                                                     SEPTEMBER 30, 2005
                          T R A N S F E R   A G E N T
                           --------------------------
                                  COMPUTERSHARE
                                 P.O. BOX 43069
                            PROVIDENCE, RI 02940-3069
                                  781-575-2723

                                  C O U N S E L
                           --------------------------
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                                 A U D I T O R S
                           --------------------------
                               TAIT, WELLER & BAKER
                               1818 MARKET STREET
                                   SUITE 2400
                             PHILADELPHIA, PA 19103

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)   Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
           Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) 1838 Bond-Debenture Trading Fund
             --------------------------------

By (Signature and Title)*  /s/ Clifford D. Corso
                           ------------------------------
                           Clifford D. Corso, President
                           (principal executive officer)

Date December 2, 2005
     -----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Clifford D. Corso
                           ------------------------------
                           Clifford D. Corso, President
                           (principal executive officer)

Date December 2, 2005
     -----------------


By (Signature and Title)*  /s/ Marc D. Morris
                           ------------------------------
                           Marc D. Morris, Treasurer
                           (principal financial officer)

Date December 2, 2005
     -----------------

* Print the name and title of each signing officer under his or her signature.